UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2023

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On November 7, 2023, National CineMedia, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal third quarter ended September 28, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of increase in number of shares available under the 2020 Omnibus Incentive Plan
The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on November 2, 2023. At the Annual Meeting, the stockholders of the Company approved an increase in the number of shares available under the National CineMedia, Inc. 2020 Omnibus Incentive Plan (the “2020 Omnibus Plan”) by an additional 12,000,000 shares. The Board of Directors of National CineMedia, Inc. approved the amendment to the 2020 Omnibus Plan to increase in number of available shares under 2020 Omnibus Incentive Plan on September 6, 2023, and directed that the amendment to the 2020 Omnibus Plan be submitted to a vote of the stockholders at the Annual Meeting. The amendment to the 2020 Omnibus Plan became effective immediately upon stockholder approval at the Annual Meeting.
For more information about the 2020 Omnibus Plan, see the Company’s definitive proxy statement dated September 18, 2023. The above description of the 2020 Omnibus Plan and such portions of the proxy statement are qualified in their entirety by reference to the 2020 Omnibus Plan, a copy of which is filed as an exhibit to NCM, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 29, 2022, and the amendment to the 2020 Omnibus Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders
The matters that were voted upon at the Annual Meeting on November 2, 2023, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below. Each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting was approved.

Proposal No. 1 — Election of Directors

Name	For	Withheld	Broker Non-Votes
Lauren Zalaznick	52,166,155	200,725	3,299,630
Bernadette Aulestia	52,175,216	191,664	3,299,630
Nicholas Bell	52,152,509	214,371	3,299,630
David E. Glazek	47,538,209	4,828,671	3,299,630
Juliana F. Hill	47,713,673	4,653,207	3,299,630
Thomas F. Lesinski	47,686,961	4,679,919	3,299,630
Tiago Lourenço	47,740,995	4,625,885	3,299,630
Jean-Philippe Maheu	52,143,515	223,365	3,299,630

Joe Marchese	52,120,959	245,921	3,299,630

Proposal No. 2 — Advisory Approval of the Company’s Executive Compensation

For	Against	Abstentions	Broker Non-Votes
45,036,688	6,755,912	574,280	3,299,630

Proposal No. 3 — Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
51,653,330	35,173	297,217	381,160	3,299,630
Proposal No. 4 — Approval of Increase in Number of Shares Available Under the 2020 Omnibus Incentive Plan

For	Against	Abstentions	Broker Non-Votes
46,094,470	5,694,862	577,548	3,299,630
Proposal No. 5 — To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 28, 2023

For	Against	Abstentions	Broker Non-Votes
55,066,339	183,654	416,517	—

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Second Amendment to the National CineMedia, Inc. 2020 Omnibus Incentive Plan effective as of November 2, 2023.
99.1	Press Release of National CineMedia, Inc. dated November 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: November 7, 2023	By:	/s/ Ronnie Y. Ng
Ronnie Y. Ng
Chief Financial Officer